Exhibit 99.1

Company Contacts:	Ed Lockwood
Sr. Director of Investor Relations
(408) 875-9529
Ed.lockwood@kla-tencor.com

Meggan Powers
Sr. Director of Corporate Communications
(408) 875-8733
Meggan.powers@kla-tencor.com

FOR IMMEDIATE RELEASE

KLA-TENCOR REPORTS FISCAL 2008 THIRD QUARTER RESULTS

SAN JOSE, Calif., April 24, 2008— KLA-Tencor Corporation (NASDAQ: KLAC) today announced operating results for its third quarter of fiscal 2008, which ended on March 31, 2008. The Company reported GAAP net income of $111 million and GAAP earnings per diluted share of $0.61 on revenue of $602 million for third quarter of fiscal 2008.

“The challenging industry-wide demand environment presents an opportunity for us to further strengthen our industry leadership position. In order to capitalize on the opportunity, we continue to drive efficiencies throughout our business, while investing, internally and externally, in the technologies our customers will need to accelerate their development and production ramps,” said Rick Wallace, CEO of KLA-Tencor.

GAAP Results

	Q3 FY 2008		Q2 FY 2008		Q3 FY 2007
Revenues	$602	million	$636	million	$716	million
Net Income	$111	million	$84	million	$155	million
Diluted Earnings per Share	$0.61		$0.45		$0.76

Non-GAAP Results

	Q3 FY 2008		Q2 FY 2008		Q3 FY 2007
Net Income	$121	million	$138	million	$176	million
Diluted Earnings per Share	$0.67		$0.75		$0.87

A reconciliation between GAAP net income and non-GAAP net income is provided in a table below. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisition, restatement or restructuring related items.

Highlights for the third quarter of fiscal 2008

•

Announced an agreement under which KLA-Tencor agreed to make a tender offer to acquire ICOS Vision Systems Corporation NV, a leading supplier of packaging and interconnect inspection solutions for the semiconductor industry, as well as a leader in the inspection of photovoltaic solar technologies and LED lighting products.

•	Declared and paid dividends of $27 million and repurchased $180 million of stock.

•	Generated cash flow from operations of $148 million.

•

Introduced TeraFab, a new family of Mask Inspection Systems that offers wafer fabs flexible options to qualify incoming masks and inspect production masks for contaminants. The TeraFab systems are offered in multiple configurations to provide chipmakers with advanced tools for cost-effective mask quality control.

•

Introduced two additions to its Aleris™ family of films metrology systems—the Aleris 8310 and Aleris 8350. These systems utilize KLA-Tencor’s new generation of Broadband Spectroscopic Ellipsometry (BBSE™) optics which allow chipmakers to measure multi-layer film thickness, refractive index, and stress, meeting advanced films metrology requirements.

KLA-Tencor will discuss its fiscal 2008 third quarter results, along with its outlook for the fourth quarter of fiscal 2008, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the benefit to customers of KLA-Tencor’s products, anticipated market conditions, potential market opportunities for KLA-Tencor and demand for KLA-Tencor’s products, are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; new and enhanced product offerings by competitors; cancellation of orders by customers; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to the Company’s Annual Report on Form 10-K for the year ended June 30, 2007, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein).

About KLA-Tencor:

KLA-Tencor is the world’s leading supplier of process control and yield management solutions for the semiconductor and related microelectronics industries. Headquartered in San Jose, Calif., the Company has sales and service offices around the world. An S&P 500 Company, KLA-Tencor is traded on the NASDAQ Global Select Market under the symbol KLAC. Additional information about the Company is available on the Internet at http://www.kla-tencor.com

Use of Non-GAAP financial information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, our financial results presented in accordance with GAAP.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	March 31, 2008	June 30, 2007
ASSETS
Cash, restricted cash, short and long-term investments	$1,314,572	$1,710,629
Accounts receivable, net	573,284	581,500
Inventories	443,710	535,370
Other current assets	491,939	425,272
Land, property and equipment, net	341,186	382,240
Goodwill	315,617	311,856
Purchased intangibles, net	144,937	175,432
Other long-term assets	485,760	500,950

Total assets	$4,111,005	$4,623,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$101,239	$92,165
Deferred system profit	188,300	201,747
Unearned revenue	52,216	52,304
Other current liabilities	642,143	659,346

Total current liabilities	983,898	1,005,562
Non-current liabilities:
Income tax payable	58,921	—
Unearned revenue	41,885	46,950
Other non-current liabilities	37,211	20,695

Total liabilities	1,121,915	1,073,207
Stockholders’ equity:
Common stock and capital in excess of par value	700,028	967,886
Retained earnings	2,257,049	2,570,751
Accumulated other comprehensive income	32,013	11,405

Total stockholders’ equity	2,989,090	3,550,042

Total liabilities and stockholders’ equity	$4,111,005	$4,623,249

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements Of Operations

	Three months ended		Nine months ended
(In thousands except per share data)	March 31, 2008	March 31, 2007	March 31, 2008	March 31, 2007
Revenues:
Product	$476,274	$607,390	$1,568,155	$1,682,619
Service	125,945	108,818	362,867	312,222

Total revenues	602,219	716,208	1,931,022	1,994,841
Costs and operating expenses:
Costs of revenues	285,650	306,751	876,548	874,642
Engineering, research and development	96,646	106,265	293,503	313,659
Selling, general and administrative	94,723	120,537	365,006	391,536

Total costs and operating expenses	477,019	533,553	1,535,057	1,579,837

Income from operations	125,200	182,655	395,965	415,004
Interest income and other, net	36,009	20,817	66,752	65,931

Income before income taxes and minority interest	161,209	203,472	462,717	480,935
Provision for income taxes	50,229	48,546	179,644	101,551

Income before minority interest	110,980	154,926	283,073	379,384
Minority interest	—	(141)	—	1,372

Net income	$110,980	$154,785	$283,073	$380,756

Net income per share:
Basic	$0.62	$0.78	$1.55	$1.91

Diluted	$0.61	$0.76	$1.52	$1.87

Weighted average number of shares:
Basic	178,112	197,930	182,397	199,053
Diluted	180,617	203,474	186,303	203,976

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended March 31,
(In thousands)	2008	2007
Cash flows from operating activities:
Net income	$110,980	$154,785
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	26,610	29,305
Non-cash, stock-based compensation	25,854	20,126
Tax benefit from employee stock options	5,397	1,833
Excess tax benefit from stock-based compensation	(4,421)	(2,777)
Minority interest	—	141
Net gain on sale of marketable securities and other investments	(20,335)	(314)
Net gain on sale of real estate	(8,641)	—
Changes in assets and liabilities:
Accounts receivable, net	26,078	(43,308)
Inventories	29,630	37,223
Other assets	(4,748)	2,468
Accounts payable	(8,885)	(12,934)
Deferred system profit	(6,380)	(16,161)
Other liabilities	(22,927)	28,221

Net cash provided by operating activities	148,212	198,608

Cash flows from investing activities:
Restricted cash	(581,540)	—
Acquisitions of businesses, net of cash received	(1,525)	(49,029)
Capital expenditures, net	(10,202)	(22,834)
Proceeds from sale of real estate	28,668	—
Purchase of available-for-sale securities	(139,513)	(878,095)
Proceeds from sale of available-for-sale securities	746,146	1,164,228
Proceeds from maturity of available-for-sale securities	7,065	9,535

Net cash provided by investing activities	49,099	223,805

Cash flows from financing activities:
Issuance of common stock	2,609	104,196
Common stock repurchases	(179,889)	(763,582)
Payment of dividends to stockholders	(26,557)	(23,893)
Excess tax benefit from stock-based compensation	4,421	2,777

Net cash used in financing activities	(199,416)	(680,502)

Effect of exchange rate changes on cash and cash equivalents	17,944	(879)

Net increase (decrease) in cash and cash equivalents	15,839	(258,968)
Cash and cash equivalents at beginning of period	547,643	863,384

Cash and cash equivalents at end of period	$563,482	$604,416

Supplemental cash flow disclosures:
Income taxes paid, net	$53,200	$37,585
Interest paid	$1,435	$339

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Nine months ended
		March 31, 2008	December 31, 2007	March 31, 2007	March 31, 2008	March 31, 2007
GAAP net income		$110,980	$83,935	$154,785	$283,073	$380,756
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	(2,174)	21,904	18,023	32,096	36,915
Restructuring, severance and others	b	13,477	(5,986)	—	9,770	67,180
Restatement related charges	c	5,169	67,000	15,289	74,280	33,149
Income tax effect of non-GAAP adjustments	d	(6,210)	(28,747)	(11,921)	(41,277)	(49,503)
Non recurring tax item	e	—	—	—	46,613	—

Non-GAAP net income		$121,242	$138,106	$176,176	$404,555	$468,497

GAAP net income per diluted share		$0.61	$0.45	$0.76	$1.52	$1.87

Non-GAAP net income per diluted share		$0.67	$0.75	$0.87	$2.17	$2.30

Shares used in diluted shares calculation		180,617	185,199	203,474	186,303	203,976

Impact of items included in Condensed Statements of Operations:

	Acquisition related charges	Restructuring, severance and other	Restatement related charges	Total pre-tax GAAP to non- GAAP adjustment
Cost of revenues	$6,322	$19,624	$—	$25,946
Engineering, research and development	1,223	642	—	1,865
Sales, general and administrative	2,137	(6,789)	5,169	517
Interest income and other, net	(11,856)	—	—	(11,856)

Total in three months ended March 31, 2008	$(2,174)	$13,477	$5,169	$16,472

Total in three months ended December 31, 2007	$21,904	$(5,986)	$67,000	$82,918

Total in three months ended March 31, 2007	$18,023	$—	$15,289	$33,312

	Three months ended
	March 31, 2008	December 31, 2007	March 31, 2007
Stock-based compensation
Costs of revenues	$5,670	$4,700	$6,629
Engineering, research and development	8,052	7,109	11,036
Sales, general and administrative	12,133	11,443	11,604
Provision for income taxes	(7,757)	(8,038)	(9,349)

Total	$18,098	$15,214	$19,920

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among budgeting and planning tools that management uses for future forecasting. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

a	Acquisition related charges include impairment and amortization of intangibles, inventory fair value adjustments, in-process research and development associated with acquisitions, asset impairment from discontinuing acquired products, as well as unrealized gains resulting from the Euro call option contracts related to the ICOS acquisition. Management believes that the expense associated with the impairment and amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both the Company’s newly acquired and long-held business. Management believes that it is appropriate to exclude asset impairment from discontinuing acquired products as well as gains on foreign exchange contracts associated with business acquisitions as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with that of other companies.

b	Restructuring, severance and others includes costs associated with facilities divestment program, worldwide reduction in force, gains from sale of facilities and one-time inventory write-off associated with the disposal of service inventory in excess of future needs. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with that of other companies.

c.	Restatement related charges include compensation related to reimbursement of non-executive employees for penalty taxes under section 409A of the Internal Revenue Code, as well as legal and other expenses related to the stock option investigation, shareholder litigation and related matters. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with that of other companies.

d	Income tax effect on non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

e	Non recurring tax item includes the U.S. tax impact associated with the implementation of our global manufacturing strategy. Management believes that it is appropriate to exclude this item as it limits comparability. Management believes excluding this item helps investors compare our operating performance with that of other companies.